Redeemable non-controlling interests held for sale	12 Months Ended
Dec. 31, 2017
Redeemable non-controlling interests held for sale
Redeemable non-controlling interests held for sale

22.  Redeemable non-controlling interests held for sale

In January 2016, JD Finance, its founding shareholders and certain investors entered into a share subscription and purchase agreement (the “SPA”) and certain co-investment agreements to issue ordinary shares with preferential rights to certain investors mainly including Sequoia Capital China, China Harvest Investments and China Taiping Insurance, etc. (collectively, the “Investors”) for RMB6,650,000. JD Finance, as a privately owned company registered in China, is not allowed to issue legal form preferred shares or a separate class of ordinary shares under China regulations. Therefore, the shares issued by JD Finance to the Investors are, in legal form, ordinary shares. However, due to the preferential rights as specified in the SPA, these shares are considered in substance a separate class of shares other than the ordinary shares held by the founding shareholders. Here and then after, they are referred to as JD Finance Preferred Shares. The issuance was closed in March, 2016. After the issuance of the JD Finance Preferred Shares, the Group still held approximately 86% equity interests in JD Finance on a fully-diluted, post-investment basis.

The JD Preferred Shares were entitled to certain preferences with respect to redemption and preemption. The Group determined that the preferred shares should be classified as mezzanine equity since they are contingently redeemable within 60 months after the closing of the issuance by the holders in the event that (i) a qualified initial public offering (“Qualified IPO”) has not occurred, or (ii) any significant incompliance with laws, cancellation of significant business license, which causes a substantial obstacle to the Qualified IPO, or (iii) a change in control in JD Finance. These matters are not certain to occur, and they are not solely within the control of JD Finance.

The Group accreted the JD Finance Preferred Shares to their redemption value, which is purchase price plus 8% compound interest per year over the period since issuance to the redemption date. The Group recorded net income attributable to mezzanine classified non-controlling interests shareholders of nil, RMB444,657 and RMB281,021 for the years ended December 31, 2015, 2016 and 2017, respectively. As JD Finance was deconsolidated from the Group since June 30, 2017 as a result of the reorganization of JD Finance, the redeemable non-controlling interests was deconsolidated from the Group’s Consolidated Balance Sheets since June 30, 2017, refer to Note 6 for details.